UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005

Karma Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-86518	75-3025152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13101 Washington Blvd., 2nd Floor, Los Angeles,  CA  90066

(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (310) 432-6372

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01  -  Changes in Control of Registrant

Karma Media Board Meeting

A meeting of the KARMA MEDIA Inc., Board of Directors was held on June 27, 2005 at the Offices of Summit Entertainment Group Inc., located at 14435 FM 2920 Tomball Texas, 77377. The President determined a quorum was present.

Items Voted and Discussed:

1.    To change the CUSIP number of KARMA MEDIA Inc.

2.    To change the names of KARMA MEDIA Inc. to better reflect its business.

       (PITBOSS ENTERTAINMENT INC.)

3.    To appoint CRA of America as its registered agent in Nevada.

4.    To approve a 10 to 1 reverse split in the issued and outstanding shares of

       KARMA MEDIA (OTCBB: KRMA)

5.    To approve the round down of all fractional shares that may be effected by the reverse split in the company.

6.    To approve a symbol change that better reflects the new name of the corporation and its business.

7.    To establish a new board of directors at a later time that is better suited for the new business direction of the company.

8.    To accept the resignation of Dominique Einhorn, Pres. & CEO; Estelle Reyna, Secretary.

9.    That the company move as soon as possible to secure its security attorney to prepare documents for a applicable offering filing to secure funds to further business development of the new company.

10.     To approve a "Stock Swap" for the Summit Entertainment shareholders at a POST "Share for Share" value.

         (i.e., formula: 1 share of KRMA @ .30 = 10 shares of SETG @ .03)

11.    To replace the vacant positions of the KARMA MEDIA / PITBOSS Entertainment Inc. board of directors with John D. Jarvis, President / CEO PITBOSS Inc., formally Karma Media Inc., and TBA, Secretary

         PITBOSS Inc., formally Karma Media Inc.

Corporate Address Changes

On July 07, 2005 the Board of Directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective July 18, 2005, stating the primary address of the corporation will be changed to:

PITBOSS ENTERTAINMENT INC.

(main Office)

14435 FM 2920

Tomball Texas, 77377

PITBOSS ENTERTAINMENT INC.

(West Office)

13101 Washington Blvd., 2nd Floor,

Los Angeles, CA  90066

Change of Corporate Name

On July 07, 2005, the board of directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective July 18, 2005, stating the formal corporate name that Karma Media Inc., will change to:

PITBOSS ENTERTAINMENT INC.

Change of Corporate Resident Agent

On July 07, 2005 the board of directors caused an Amendment to the Articles of Incorporation to be filed with the Secretary of State effective July 18, 2005 stating Effective July 18, 2005 the Corporate Resident Agent will change to:

CRA OF AMERICA, INC.

3638 NORTH RANCHO DR. STE. 21

LAS VEGAS, NV 89130

Change of CUSIP Number

Effective July 18, 2005, the CUSIP and ISIN of PITBOSS ENTERTAINMENT, formally Karma Media Inc., will change to:

Old CUSIP: 485659106

New CUSIP: 724336102

New ISIN:  US72433661026

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers (President / CEO).

Effective July 18, 2005, Mr. Dominique Einhorn resigned from the Registrant's board of directors. With regards to his resignation, Mr. Einhorn did not make known any disagreements with the Registrant, and the Registrant is not currently aware of any disagreements that Mr. Einhorn may have had.

In July, 2005, the Registrant will announce the appointment of John D. Jarvis Jr. to the Registrant's board of directors. Mr. Jarvis replaces Mr. Einhorn who stepped down from the Registrant's board. Mr. Jarvis will also assume the positions of Secretary of at PITBOSS ENTERTAINMENT, formally Karma Media, Inc.

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers (Secretary).

Effective July 18, 2005, Ms. Estelle Reyna resigned from the Registrant's board of directors. With regards to her resignation, Ms. Reyna did not make known any disagreements with the Registrant, and the Registrant is not currently aware of any disagreements that Ms. Reyna may have had.

In July, 2005, the Registrant will announce the appointment of John D. Jarvis Jr. to the Registrant's board of directors. Mr. Jarvis replaces Ms. Reyna who stepped down from the Registrant's board. Mr. Jarvis will also assume the positions of Chief Executive Officer of PITBOSS ENTERTAINMENT, formally Karma Media, Inc.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Karma Media, Inc.

July 18, 2005

/s/ Dominique Einhorn

Dominique Einhorn

Chief Executive Officer

PITBOSS ENTERTAINMENT, Inc.

July 18, 2005

/s/ John D. Jarvis Jr.

John D. Jarvis Jr.

Chief Executive Officer